SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                   FORM 8-K/A

                               (Amendment No. 1)

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: March 31, 2003
                        (Date of earliest event reported)

                          COOPERATIVE BANKSHARES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       North Carolina                    0-24626                   56-1886527
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(State or other jurisdiction           (Commission             (I.R.S. employer
      of incorporation)                file number)          identification no.)



               201 Market Street, Wilmington, North Carolina 28401
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               (Address of principal executive offices) (Zip code)


        Registrant's telephone number, including area code:(910) 343-0181
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On March 31, 2003, Cooperative Bankshares, Inc. (the "Registrant") dismissed KPMG LLP as its principal accountants and engaged Dixon Odom PLLC as its new principal accountants for the 2003 fiscal year. The decision to change accountants was approved by the Audit Committee of the Board of Directors.

     In connection with the audits of the two fiscal years ended December 31, 2001 and 2002 and through March 31, 2003, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreement in connection with its reports. The audit reports of KPMG LLP on the financial statements of the Registrant as of and for the years ended December 31, 2001 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two most recent fiscal years and through March 31, 2003, there have been no reportable events as such terms is defined in Item 304(a)(1)(iv) of Regulation S-K.

     The Registrant has requested that KPMG LLP furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements. A letter from KPMG LLP which was received by the Registrant on April 7, 2003 is attached hereto as Exhibit 16.


     Before deciding to appoint Dixon Odom PLLC as its new principal accountant, the Registrant did not consult with Dixon Odom PLLC regarding any matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The following exhibit is filed herewith.

         (a)      Exhibits.

                  16    Letter from KPMG LLP

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COOPERATIVE BANKSHARES, INC.
                                    ----------------------------



                                    By: /s/ Frederick Willetts, III
                                        ----------------------------------------
                                        Frederick Willetts, III, President



Date: April 8, 2003